UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2021

Date of reporting period: March 31, 2021

Item 1. Reports to Stockholders.

(a) [Insert full text of semi-annual or annual report here]

Chase
Growth Fund

Semi-Annual Report
Dated March 31, 2021

Chase Investment Counsel Corporation
350 Old Ivy Way
Suite 100
Charlottesville, Virginia 22903

Adviser: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chasegrowthfund.com

Chase Growth Fund

May 4, 2021

Dear Fellow Shareholder:

We are pleased to present our semi-annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) for the six-month fiscal period ended March 31, 2021.  At the end of the first quarter 2021, close to 1,800 shareholders had almost $75 million invested in both classes of the Chase Growth Fund.  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our November 5, 2020 letter.

Fund Performance Overview

As always, we are “growth at a reasonable price” investors seeking high-quality stocks which we believe are reasonably priced relative to their earnings growth rates.  Our investment process is very disciplined, combining fundamental and technical analysis both to control risk and build sound portfolios.

Returns for the six-month fiscal period ended March 31, 2021 are summarized below.

6 months ended 3/31/21
Chase Growth Fund Class N (CHASX)	14.79%
Chase Growth Fund Institutional Class (CHAIX)	14.80%
S&P 500® Index	19.07%
Lipper Multi-Cap Growth Funds Index	16.75%

Over the past six months, both the U.S. economy and its equity markets continued their strong recoveries from the Covid-19 recession and bear market that began in February 2020.  On April 29, 2021, the S&P 500® ETF (SPY) reached its 25th all-time high for 2021 at 420.06.  Many other indices were at or near record highs as well.  Ironically, one of the main questions facing investors now is whether the economy is recovering too quickly, putting too much upward pressure on prices and interest rates.  This was of particular concern in the first quarter of 2021 as the yield on 10-year U.S. Treasury bonds rose from 0.92% on December 31, 2020 to 1.65% on April 30, 2021.

Recent U.S. economic statistics have been impressive as well. The U.S. Commerce Department reported that the economy grew 6.4% on an annualized basis in first quarter 2021, bringing it to within 1% of its all-time peak reached in late 2019.  In addition, the New York Times reported (on April 30, 2021) that households in the U.S. had $4.1 trillion in savings at the end of the first quarter versus $1.2 trillion before the Covid pandemic began.  To put that in perspective, the S&P 500 has a market value now of about $35 trillion, slightly more than 30% higher than its value at the end of February 2020 before the Covid-19 pandemic took hold.

The Chase Growth Fund has risen 14.79% over the past six months, 10.46% in the fourth quarter of 2020 and 3.92% in the first quarter of 2021.

The following is a discussion of the driving factors behind the performance of the Chase Growth Fund, as well as how the characteristics of the underlying stocks compare with those in the S&P 500® Index.

Chase Growth Fund

On March 31st, 2021, the Chase Growth Fund owned 43 stocks ranging in market capitalization from $1.7 billion (Malibu Boats, Inc.) to $2,050.7 billion (Apple, Inc.).

For the six-month fiscal period ended March 31, 2021, the Chase Growth Fund underperformed the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index.  Relative performance was helped by the Fund’s overweight position in the Industrials sector and its underweight positions in the Consumer Staples sector, but hurt by its underweight position in the Energy sector.  Stock selection helped performance in the Industrials sector, but detracted

Chase Growth Fund

from performance in the Health Care, Materials, and Technology sectors.  For the six months ended March 31, 2021, the Fund’s five best performing stocks were Applied Materials, Inc. +114.7%, Quanta Services, Inc. +63.2%, Morgan Stanley +60.1%, Caterpillar, Inc. +44.8% and Eastman Chemical Co. +33.3%.  The Fund’s five worst performing stocks were Emergent Biosolutions, Inc. -20.3%, Kirkland Lake Gold Ltd. -15.5%, Qualcomm, Inc. -14.8%, Clarivate Analytics PLC -11.7% and Dollar General Corp. -7.2%.

Bought in the third quarter of 2020, Applied Materials, Inc. has seen strong momentum across its semiconductor business on the back of a rising need for specialty nodes in automotive, power, 5G rollout, IoT, communications, and image sensor markets.  Quanta Services, Inc. was bought in June 2020.  Solid end-market prospects of its electric power segment are likely to boost the company’s profit.  Morgan Stanley’s initiatives to focus on segments that are less dependent on capital markets and provide more reliable revenue sources appear to be paying dividends.

The Chase Growth Fund’s weakest stocks over the past six months included Emergent Biosolutions, Inc., Kirkland Lake Gold Ltd., and Qualcomm, Inc.  Emergent Biosolutions, Inc. saw a slowdown in sales of its main product.  Kirkland Lake Gold Ltd. experienced weakness along with all other gold stocks, while Qualcomm, Inc. reported revenues below expectations, in part because of softness in China.

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the S&P 500® Index.  Chase Growth Fund stocks have higher five-year average annual earnings per share (“EPS”) growth rates of 18% versus 16% for the S&P 500® Index.  They are expected to have earnings growth (based on consensus earnings forecasts for their underlying companies) in 2021 of 27% versus 21%, and higher revenue growth of 16% versus 14%.  Despite the stronger earnings growth characteristics, they have sold at modestly lower price-earnings ratios (“P/E”) than the S&P 500® Index (25.8X versus 29.7X) based on 2021 estimated earnings.  Relative to their growth rates, we believe the Fund’s stocks are reasonably priced, selling at 1.41 times their five-year historical growth rates compared to 1.90 times for the S&P 500® Index and 0.95 times their projected one-year growth rates compared to 1.42 times for the S&P 500® Index.

March 31, 2021	CHASE GROWTH FUND STOCKS VS. S&P 500® INDEX

Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data. None of the projected information provided (including estimated EPS numbers for 2021) is a prediction of future results for the Fund or companies held in the Fund's portfolio.

Market Outlook

We are in the middle of earnings “season” for the first quarter of 2021.  Unlike the first quarter of 2020 that was negatively affected by the Covid-19 shutdown, this year’s first quarter will likely end up being one of the strongest in recent history.  In the week ended April 30, 2021, several of the market’s largest companies reported earnings.  Five stocks (Amazon, Apple, Facebook, Microsoft and Alphabet) reported net income of $73.9 billion, up 104% from the $36.1 billion in net income in first quarter 2020. According to UBS, as of May 3, 2021, 301 companies in the S&P 500® Index have reported

Chase Growth Fund

first quarter results – with 85% beating earnings estimates and 75% beating sales estimates. The consensus estimate for 2021 earnings per share for the S&P 500® Index was $177, up from $167 at the start of the year.  With the S&P 500® Index now at $4150, this gives the index a P/E ratio of 23.4x 2021 earnings, significantly higher than the P/E ratios of the last 5, 10, 15 and 20 years. It is possible that earnings estimates will continue to rise, mitigating the market’s valuation somewhat.  Although it is early, the consensus estimate for 2022 is now $198, making the market a more reasonable 21x earnings.

At the end of March, we owned 43 stocks in the Chase Growth Fund.  Those stocks made up about 97% of the portfolio while cash made up about 3%. Although valuations of stocks are somewhat stretched at these levels, we are not having as much difficulty in finding stocks with good, expected earnings growth this year. The stocks in the Chase Growth Fund at the end of April are expected to have earnings growth of 32% in 2021 versus 26% for S&P 500 companies.  Our stocks were selling for 27x the expected 2021 earnings per share.

TOP 10 HOLDINGS

Chase Growth Fund
1.	Microsoft Corp.	5.31%
2.	Caterpillar, Inc.	4.01%
3.	Alphabet, Inc.	3.78%
4.	Oshkosh Corp.	3.50%
5.	3M Co.	3.41%
6.	Eastman Chemical Co.	3.33%
7.	Applied Materials, Inc.	3.17%
8.	American Express Co.	3.15%
9.	Morgan Stanley	3.01%
10.	Prudential Financial, Inc.	2.97%

Peter W. Tuz, CFA, CFP®	Robert (Buck) C. Klintworth, CMT, CFP®	Clay J. Sefter
President	Senior Portfolio Manager	Assistant Portfolio Manager

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.  The Chase Growth Fund may invest in foreign securities traded on U.S. exchanges, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed above are those of the investment adviser, are subject to change, should not be considered investment advice or a recommendation to buy or sell any security, and any forecasts or projections made cannot be guaranteed.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Lipper Multi-Cap Growth Funds Index measures the performance of 30 of the largest funds in the multi-cap growth category as tracked by Lipper, Inc.

You cannot invest directly in an index.

Please note the Chase Growth Fund does not have any sales charges but management fees and other expenses still apply.  Please refer to the prospectus for further details.

Chase Growth Fund

Fee waivers are in effect for the Chase Growth Fund (expense cap is 0.99%).  In the absence of fee waivers, total return would be reduced.

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security. Please refer to the schedule of investments for more information.

Market capitalization (cap) is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Earnings growth is the annual rate of growth of earnings from investments.

Earnings growth and revenue growth for a fund holding does not guarantee a corresponding increase in the market price of the holding or the Funds.

Earnings per share (“EPS”) are calculated by taking the total earnings divided by the number of shares outstanding.

The price earnings ratio (“P/E”) is the price of a stock divided by its earnings per share.

The Chase Growth Fund is distributed by Quasar Distributors, LLC.

Chase Growth Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2021 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Chase Growth Fund

EXPENSE EXAMPLE at March 31, 2021 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/20 – 3/31/21).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/20	Value 3/31/21	Period 10/1/20 – 3/31/21*
Chase Growth Fund (Class N)
Actual	$1,000.00	$1,147.90	$6.32
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$5.94

*
Expenses are equal to the annualized expense ratio of 1.18% for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/20	Value 3/31/21	Period 10/1/20 – 3/31/21*
Chase Growth Fund (Institutional Class)
Actual	$1,000.00	$1,148.00	$5.84
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.49

*
Expenses are equal to the annualized expense ratio of 1.09% for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2021 (Unaudited)

Shares	COMMON STOCKS: 94.7%	Value
	Asset Management: 4.6%
1,841	BlackRock, Inc.	$1,388,040
11,825	T. Rowe Price Group, Inc.	2,029,170
		3,417,210
	Building: 2.1%
18,050	D.R. Horton, Inc.	1,608,616

	Business Services: 1.5%
2,672	MSCI, Inc.	1,120,316

	Chemicals – Specialty: 3.3%
22,680	Eastman Chemical Co.	2,497,522

	Computer Hardware: 2.5%
15,417	Apple, Inc.	1,883,187

	Computer Software: 13.5%
3,230	Adobe Systems, Inc.*	1,535,445
4,747	DocuSign, Inc.*	961,030
5,515	EPAM Systems, Inc.*	2,187,745
16,890	Microsoft Corp.	3,982,155
21,050	Oracle Corp.	1,477,079
		10,143,454
	Conglomerates: 3.4%
13,270	3M Co.	2,556,864

	Drugs – Proprietary: 3.0%
8,930	Abbott Laboratories	1,070,171
7,565	Zoetis, Inc. – Class A	1,191,336
		2,261,507
	Electrical Equipment: 2.1%
11,170	Eaton Corp. plc – ADR	1,544,588

	Energy/Oil & Gas Exploration & Production: 2.0%
9,430	Pioneer Natural Resources Co.	1,497,673

	Engineering/Construction: 4.2%
10,130	Jacobs Engineering Group, Inc.	1,309,505
20,840	Quanta Services, Inc.	1,833,503
		3,143,008

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2021 (Unaudited), Continued

Shares		Value
	Finance/Banks: 3.0%
29,085	Morgan Stanley	$2,258,741

	Finance/Information Services: 2.1%
7,312	Visa, Inc. – Class A	1,548,170

	Financial Services – Diversified: 3.1%
16,710	American Express Co.	2,363,462

	Food: 3.4%
29,445	Hain Celestial Group, Inc.*	1,283,802
52,880	Pilgrim’s Pride Corp.*	1,258,015
		2,541,817
	Footwear: 1.3%
22,890	Skechers U.S.A., Inc. – Class A*	954,742

	Health Care Products: 1.3%
33,430	Avantor, Inc.*	967,130

	Health Care Services: 1.7%
6,795	IQVIA Holdings, Inc.*	1,312,386

	Home Furnishings/Furniture: 2.0%
40,300	Tempur Sealy International, Inc.	1,473,368

	Insurance – Disability/Life: 3.0%
24,400	Prudential Financial, Inc.	2,222,840

	Internet Retail: 4.0%
493	Amazon, Inc.*	1,525,382
23,530	eBay, Inc.	1,440,977
		2,966,359
	Internet Software & Services: 3.8%
1,373	Alphabet, Inc. – Class A*	2,831,840

	Leisure Time: 3.8%
14,630	Malibu Boats, Inc. – Class A*	1,165,718
12,380	Polaris, Inc.	1,652,730
		2,818,448
	Machinery: 7.5%
12,962	Caterpillar, Inc.	3,005,499
22,110	Oshkosh Corp.	2,623,573
		5,629,072

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2021 (Unaudited), Continued

Shares		Value
	Medical Products: 1.7%
5,280	Stryker Corp.	$1,286,102

	Railroad: 1.9%
5,531	Kansas City Southern	1,459,742

	Semiconductors: 7.4%
12,135	Advanced Micro Devices, Inc.*	952,598
17,765	Applied Materials, Inc.	2,373,404
1,837	NVIDIA Corp.	980,829
6,930	Qorvo, Inc.*	1,266,111
		5,572,942
	Telecommunication Equipment: 1.5%
12,290	Lumentum Holdings, Inc.*	1,122,691
	Total Common Stocks (Cost $49,435,831)	71,003,797

	REIT: 1.7%
	Equity Real Estate Investment Trust (REIT): 1.7%
7,130	Innovative Industrial Properties, Inc.	1,284,541
	Total REIT (Cost $1,251,062)	1,284,541

	MONEY MARKET FUND: 3.6%
2,694,136	Invesco STIT Treasury Portfolio – Institutional Class, 0.01%#	2,694,136
	Total Money Market Fund (Cost $2,694,136)	2,694,136
	Total Investments in Securities (Cost $53,381,029): 100.0%	74,982,474
	Liabilities in Excess of Other Assets: (0.0)%	(13,130)
	Net Assets: 100.0%	$74,969,344

ADR	American Depository Receipt
*	Non-income producing security.
#	Rate shown is the 7-day annualized yield as of March 31, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2021 (Unaudited)

ASSETS
Investments in securities, at value (identified cost $53,381,029)	$74,982,474
Receivables
Fund shares issued	6,053
Dividends and interest	43,863
Dividend tax reclaim	2,685
Prepaid expenses	21,523
Total assets	75,056,598

LIABILITIES
Payables
Due to Adviser	34,663
Fund shares redeemed	416
Audit fees	11,219
Shareholder servicing fees	4,040
Administration and fund accounting fees	18,430
Transfer agent fees and expenses	8,743
Custody fees	2,537
Chief Compliance Officer fee	2,480
Printing and mailing expense	4,715
Trustee fees and expenses	11
Total liabilities	87,254
NET ASSETS	$74,969,344

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2021 (Unaudited), Continued

CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$40,016,147
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	2,849,029
Net asset value, offering and redemption price per share	$14.05
Institutional Class Shares
Net assets applicable to shares outstanding	$34,953,197
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	2,347,870
Net asset value, offering and redemption price per share	$14.89

COMPONENTS OF NET ASSETS
Paid-in capital	$43,737,325
Total distributable earnings	31,232,019
Net assets	$74,969,344

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2021 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $882)	$311,685
Interest	127
Total income	311,812

Expenses
Advisory fees (Note 4)	273,083
Administration and fund accounting fees (Note 4)	53,066
Transfer agent fees and expenses (Note 4)	31,836
Shareholder servicing fees – Class N Shares (Note 5)	18,543
Registration fees	17,218
Audit fees	11,219
Trustees fees and expenses	7,532
Custody fees (Note 4)	7,517
Chief Compliance Officer fee (Note 4)	7,480
Printing and mailing expense	6,446
Legal fees	4,194
Insurance expense	1,464
Miscellaneous	4,294
Total expenses	443,892
Less: fees waived by Adviser (Note 4)	(29,415)
Net expenses	414,477
Net investment loss	(102,665)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain from investments	10,107,147
Net change in unrealized appreciation on investments	(69,609)
Net realized and unrealized gain on investments	10,037,538
Net Increase in Net Assets Resulting from Operations	$9,934,873

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2021	Year Ended
	(Unaudited)	Sept. 30, 2020
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(102,665)	$(259,104)
Net realized gain from investments	10,107,147	5,732,370
Capital gain distribution from regulated investment company	—	35
Net change in unrealized
appreciation/(depreciation) on investments	(69,609)	513,345
Net increase in net assets
resulting from operations	9,934,873	5,986,646

DISTRIBUTIONS TO SHAREHOLDERS
Class N Shares	(2,943,765)	(3,412,024)
Institutional Class Shares	(2,342,525)	(3,732,449)
Total distributions to shareholders	(5,286,290)	(7,144,473)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	416,203	2,157,827
Total increase in net assets	5,064,786	1,000,000

NET ASSETS
Beginning of period	69,904,558	68,904,558
End of period	$74,969,344	$69,904,558

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

Class N Shares

	Six Months Ended
	March 31, 2021		Year Ended
	(Unaudited)		Sept. 30, 2020
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	37,978	$519,744	124,191	$1,474,313
Proceeds from shares issued
in reorganization	—	—	843,021	10,522,424
Shares issued on reinvestments
of distributions	208,757	2,786,900	269,165	3,229,976
Shares redeemed*	(267,798)	(3,662,183)	(871,247)	(10,553,422)
Net increase/(decrease)	(21,063)	$(355,539)	365,130	$4,673,291
* Net of redemption fees of		$1,140		$751

Institutional Class Shares
	Six Months Ended
	March 31, 2021		Year Ended
	(Unaudited)		Sept. 30, 2020
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	110,883	$1,586,612	241,306	$2,971,362
Proceeds from shares issued
in reorganization	—	—	770,844	10,147,547
Shares issued on reinvestments
of distributions	148,143	2,097,700	272,307	3,447,405
Shares redeemed*	(205,716)	(2,912,570)	(1,651,346)	(19,081,778)
Net increase/(decrease)	53,310	$771,742	(366,889)	$(2,515,464)
* Net of redemption fees of		$964		$81

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class N Shares

	Six Months
	Ended
	March 31, 2021		Year Ended September 30,
	(Unaudited)		2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.21		$13.01	$14.66	$13.67	$12.63	$12.74
Income from investment operations:
Net investment loss(1)	(0.02)		(0.05)	(0.05)	(0.05)	(0.03)	(0.01)
Net realized and unrealized
gain/(loss) on investments	1.92		1.66	(0.18)	2.57	2.12	1.16
Total from investment operations	1.90		1.61	(0.23)	2.52	2.09	1.15
Less distributions:
From net realized
gain on investments	(1.06)		(1.41)	(1.42)	(1.53)	(1.05)	(1.26)
Total distributions	(1.06)		(1.41)	(1.42)	(1.53)	(1.05)	(1.26)
Paid-in capital from
redemption fees(1)(2)	0.00		0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$14.05		$13.21	$13.01	$14.66	$13.67	$12.63

Total return	14.79	%(3)	13.45%	-0.32%	20.10%	18.02%	9.15%

Ratios/supplemental data:
Net assets, end of period (thousands)	$40,016		$37,914	$32,593	$40,480	$43,936	$47,601
Ratio of expenses to average net assets:
Before fee waiver	1.26	%(4)	1.29%	1.23%	1.19%	1.26%	1.27%
After fee waiver	1.18	%(4)	1.25%	1.23%	1.19%	1.26%	1.27%
Ratio of net investment loss
to average net assets:
Before fee waiver	(0.40	%)(4)	(0.47%)	(0.37%)	(0.39%)	(0.23%)	(0.07%)
After fee waiver	(0.32	%)(4)	(0.43%)	(0.37%)	(0.39%)	(0.23%)	(0.07%)
Portfolio turnover rate	58.73	%(3)	145.44%	106.29%	62.10%	82.53%	45.80%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each period

Institutional Class Shares

	Six Months
	Ended
	March 31, 2021		Year Ended September 30,
	(Unaudited)		2020		2019		2018	2017	2016
Net asset value, beginning of period	$13.94		$13.64		$15.29		$14.18	$13.05	$13.10
Income from investment operations:
Net investment income/(loss)(1)	(0.02)		(0.04)		(0.04)		(0.04)	(0.01)	0.02
Net realized and unrealized
gain/(loss) on investments	2.03		1.75		(0.19)		2.68	2.19	1.19
Total from investment operations	2.01		1.71		(0.23)		2.64	2.18	1.21
Less distributions:
From net realized
gain on investments	(1.06)		(1.41)		(1.42)		(1.53)	(1.05)	(1.26)
Total distributions	(1.06)		(1.41)		(1.42)		(1.53)	(1.05)	(1.26)
Paid-in capital from
redemption fees	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	—	—	0.00	(1)(2)
Net asset value, end of period	$14.89		$13.94		$13.64		$15.29	$14.18	$13.05

Total return	14.80	%(3)	13.57%		-0.30%		20.24%	18.14%	9.38%

Ratios/supplemental data:
Net assets, end of period (thousands)	$34,953		$31,991		$36,312		$38,911	$34,204	$33,030
Ratio of expenses to average net assets:
Before fee waiver	1.17	%(4)	1.18%		1.15%		1.10%	1.11%	1.07%
After fee waiver	1.09	%(4)	1.14%		1.15%		1.10%	1.11%	1.07%
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver	(0.31	%)(4)	(0.34%)		(0.29%)		(0.30%)	(0.09%)	0.13%
After fee waiver	(0.23	%)(4)	(0.30%)		(0.29%)		(0.30%)	(0.09%)	0.13%
Portfolio turnover rate	58.73	%(3)	145.44%		106.29%		62.10%	82.53%	45.80%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2021 (Unaudited)

NOTE 1 — ORGANIZATION

The Chase Growth Fund (the “Fund”) is a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The Fund is a diversified fund.  The investment objective of the Fund is growth of capital.  The Fund commenced operations on December 2, 1997.  Prior to January 29, 2007, the shares of the Fund had no specific designation.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  As part of its multiple class plan, the Fund also offers Institutional Class shares, which commenced operations on January 29, 2007.  Because the fees and expenses vary between the Class N shares and the Institutional Class shares, performance will vary with respect to each class.  Under normal conditions, the Institutional Class shares are expected to have lower expenses than the Class N shares which will result in higher total returns.

All classes of the Fund are offered through approved financial supermarkets, investment advisors and consultants, financial planners, brokers, dealers and other investment professionals and their agents. Institutional Class shares of the Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in the Fund exceeds $500,000.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2021 (Unaudited), Continued

identifies their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to the Fund are typically allocated among the Fund in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on the fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2021 (Unaudited), Continued

F.
Redemption Fees: The Fund charges a 2% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  Redemption fees retained are disclosed in the statements of changes.

G.
REITs: The Fund can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2021, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2021 (Unaudited), Continued

Equity Securities – The Fund’s investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Short-Term Securities – Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2021 (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,831,840	$—	$—	$2,831,840
Consumer Discretionary	9,821,533	—	—	9,821,533
Consumer Staples	2,541,817	—	—	2,541,817
Energy	1,497,673	—	—	1,497,673
Financials	11,382,570	—	—	11,382,570
Health Care	5,827,126	—	—	5,827,126
Industrials	14,333,273	—	—	14,333,273
Materials	2,497,522	—	—	2,497,522
Technology	20,270,443	—	—	20,270,443
Total Common Stocks	71,003,797	—	—	71,003,797
REIT	1,284,541	—	—	1,284,541
Money Market Fund	2,694,136	—	—	2,694,136
Total Investments in Securities	$74,982,474	$—	$—	$74,982,474

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Chase Investment Counsel Corporation (the “Adviser”) provides the Fund with investment management services under the Fund’s investment advisory agreement. The Adviser furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the six months ended March 31, 2021, the advisory fees incurred by the Fund are disclosed in the statement of operations.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2021 (Unaudited), Continued

The Fund is responsible for its own operating expenses.  Effective January 28, 2021, the Adviser has contractually agreed to waive a portion of its management fees and pay expenses of the Fund to ensure that the total annual fund operating expenses (excluding acquired fund fees and expenses, leverage interest, taxes, extraordinary expenses, shareholder servicing fees or any other class-specific expenses) do not exceed 0.99% of the Fund’s average daily net assets through at least January 27, 2022.  Prior to January 28, 2021, the expense cap of the Fund was 1.14%.  Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended March 31, 2021, the Adviser reduced its fees in the amount of $29,415.  The Adviser may recapture portions of the amounts shown below no later than the corresponding dates.

Expiration	Amount
9/30/23	$28,116
3/31/24	29,415
$57,531

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as the Fund’s custodian (the “Custodian”).  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the six months ended March 31, 2021, are disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2021 (Unaudited), Continued

NOTE 5 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund Class N shares may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of the Class N shares.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the six months ended March 31, 2021, the shareholder servicing fees incurred under the Agreement by the Fund’s Class N shares are disclosed in the statement of operations.

NOTE 6 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2021, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $40,721,823 and $46,234,921, respectively.

NOTE 7 – LINE OF CREDIT

The Growth Fund has a secured line of credit in the amount of $8,000,000.  The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the six months ended March 31, 2021, the Fund did not draw on its line of credit.  At March 31, 2021, the Fund had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the six months ended March 31, 2021 and the year ended September 30, 2020 was as follows:

	Six Months Ended	Year Ended
	March 31, 2021	September 30, 2020
Long-term capital gains	$5,286,290	$7,144,473

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2021 (Unaudited), Continued

As of September 30, 2020, the most recently completed fiscal year end, the components of capital on a tax basis were as follows:

Cost of investments (a)	$48,384,342
Gross unrealized appreciation	22,195,059
Gross unrealized depreciation	(561,963)
Net unrealized appreciation (a)	21,633,096
Undistributed ordinary income	—
Undistributed long-term capital gains	5,149,138
Total distributable earnings	5,149,138
Other accumulated gains/(losses)	(198,798)
Total accumulated earnings/(losses)	$26,583,436

(a)	The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At September 30, 2020, the Fund deferred, on a tax basis, ordinary late year losses of $198,798.

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Market and Regulatory Risk – Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2021 (Unaudited), Continued

•
Medium-Cap Companies Risk – Investing in securities of medium-capitalization companies may involve greater volatility than investing in larger companies because medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

•
Large-Cap Companies Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Small-Cap Companies Risk – Investments in smaller or unseasoned companies involve much greater risk than investments in larger, more established companies due to smaller companies being more likely to experience unexpected fluctuations in prices. This is due to the higher degree of uncertainty in a small-cap company’s growth prospects, the lower degree of liquidity in the market for small-cap stocks, and the greater sensitivity of small-cap companies to changing economic conditions.

•
Depositary Receipt Risk – Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Investments in foreign securities may involve financial, economic or political risks not ordinarily associated with the securities of U.S. issuers.  Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. When the Fund invests in depositary receipts as a substitute for an investment directly in the underlying foreign shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the underlying foreign shares.

Chase Growth Fund

NOTICE TO SHAREHOLDERS at March 31, 2021 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available, upon request, by calling 1-888-861-7556.

Chase Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At meetings held on October 19-20 and December 10-11, 2020, the Board (which is comprised of four persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Chase Investment Counsel Corporation (the “Adviser”) on behalf of the Chase Growth Fund (the “Fund”).  At both meetings, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, liquidity risk management program, business continuity plan, and risk management processes.  Additionally, the Board considered how the Adviser’s business continuity plan has operated during the recent COVID-19 pandemic.  The Board further considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with certain personnel of the Adviser in person or by videoconference to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2020, on both an absolute basis and in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market

Chase Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

benchmarks, and the Adviser’s similarly managed accounts.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  When reviewing the Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Fund underperformed the peer group median of its Morningstar comparative universe for the one-year, three-year, five-year, and ten-year periods ended June 30, 2020. The Board reviewed the performance of the Fund against broad-based securities market benchmarks, noting that it had underperformed both its primary and secondary benchmark indices over the one-, three-, five-, and ten-year periods ended June 30, 2020.

The Board also considered any differences in the Fund’s performance as compared to the Adviser’s similarly managed accounts and the reasons given by the Adviser for those differences.  The Board noted that the Fund outperformed the similarly managed composite for the one-, five-, and ten-year periods and underperformed for the three-year period ended June 30, 2020. The Adviser attributed the difference in performance to the combination of portfolios in the composite which may sometimes be less than fully invested in equities when the Fund is generally more fully invested in equities on a regular basis.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and the Adviser’s similarly managed separate accounts for other types of clients.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Adviser has implemented a fund level expense cap at 1.14% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio for the Fund was above the median and the average of its peer group.  Additionally, the Board considered

Chase Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Fund was above the median and average of this segment of the peer group.  The Board noted that the contractual advisory fee was above the median and average of its peer group and was also above the median and average when adjusted to include only funds with similar asset sizes.  The Board also took into consideration the services the Adviser provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board noted that the advisory fees charged to the Adviser’s similarly managed separate accounts were higher than or lower than the advisory fee charged to the Fund depending on the asset level, and the Board also considered differences in services provided to those accounts as well as other factors that were relevant in explaining differences in fees.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Fund and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered that prior economies of scale had been realized from the increase in assets in the Fund and had been shared with the Fund in the way of reduced fund expenses.  The Board considered that the Fund had decreased in size but that any future economies of scale realized by future growth in assets by the Fund would be expected to again be shared with the Fund.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse the Fund’s expenses so that the Fund does not exceed its specified Expense Cap.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels but indicated they would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional material benefits derived by the Adviser from its relationship with the Fund, including “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board also considered that the Fund does not charge a Rule 12b-1 fee.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional

Chase Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive.  The Board also considered the financial condition of the Adviser and the resources available to it and determined the Adviser had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Adviser, including the advisory fees, were fair and reasonable to the Fund.  The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interests of the Fund and its shareholders.

Chase Growth Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Adviser to serve as the administrator of the program. The Adviser’s committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the Adviser’s committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period June 1, 2019 through June 30, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Chase Growth Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Adviser
Chase Investment Counsel Corporation
350 Old Ivy Way, Suite 100
Charlottesville, VA  22903

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

(b) Not Applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Jeffrey T. Rauman
                                                             Jeffrey T. Rauman, President/Chief Executive
                                                              Officer/Principal Executive Officer

Date  6/10/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Jeffrey T. Rauman
  Jeffrey T. Rauman, President/Chief Executive
  Officer/Principal Executive Officer

Date  6/10/21

By (Signature and Title)*  /s/ Cheryl L. King
  Cheryl L. King, Vice President/Treasurer/Principal
  Financial Officer

Date 6/10/21

* Print the name and title of each signing officer under his or her signature